Exhibit 99.3

Q4 2021 Earnings Presentation

Forward Looking Statements

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, position, strategies, goals, and expectations. Terms such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "foresee," "intend," "may," "plan," "predict," "project," "scheduled," "should," "would," and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management's beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: market fluctuations and interruptions affecting the price of our stock or the price or timing of our share repurchase programs; widespread outbreak of an illness or disease, including the COVID-19 pandemic and its effects, or any other public health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us; a failure of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data breach, and/or cybersecurity incidents; interruption or failure of third-party software or information technology systems or licenses; untimely or ineffective development and implementation of, or failure to realize potential benefits associated with, new or enhanced technology or processes, including the pilot test program at ABF Freight; the loss or reduction of business from large customers; the ability to manage our cost structure, and the timing and performance of growth initiatives; the cost, integration, and performance of any recent or future acquisitions, including the MoLo acquisition, and the inability to realize the anticipated benefits of the acquisition within the expected time period or at all; the timing or amount of the earnout payments for the MoLo acquisition, if any; maintaining our corporate reputation and intellectual property rights; competitive initiatives and pricing pressures; increased prices for and decreased availability of new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and develop employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight's collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; governmental regulations; environmental laws and regulations, including emissions-control regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; self-insurance claims and insurance premium costs; potential impairment of goodwill and intangible assets; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers' access to adequate financial resources; seasonal fluctuations and adverse weather conditions; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation's public filings with the Securities and Exchange Commission (the "SEC").

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

ArcBest 2

Accelerating growth by focusing on customers, empowering employees, and expanding capacity options – generating enhanced shareholder value ArcBest Announces Record Fourth Quarter and Full Year 2021 Results 3

KEY HIGHLIGHTS

RECORD PERFORMANCE

Highest quarterly and annual consolidated revenue and net income in ArcBest history

$4B Achieved record $4B in annual revenue

+149% $318M non-GAAP* annual operating income

STRATEGIC ACQUISITION

On November 1st, closed the acquisition of MoLo Solutions – one of the fastest growing Truckload brokers in America – enhancing the scale of the Asset-Light Truckload business and doubling available capacity

Achieving Balanced Revenue Mix



44%
56%
4Q'21
Asset-Light
Asset-Based

STRATEGIC INVESTMENT

Announced $25 million investment in Phantom Auto, the leading provider of human-centered remote operation software

Double-Digit

YoY quarterly and annual revenue growth in Asset-Based and Asset-Light segments

55% New hires are diverse

COMMUNITY IMPACT

ArcBest invested **$1 million** in the Peak Innovation Center, a regional career and technology center in Fort Smith, serving **43,000** students across **22** regional school districts

$116M

Returned **$116 million** to shareholders through stock repurchase programs and dividends

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*See non-GAAP reconciliation in the Additional Information section of this presentation.

Three - Point Strategy Continues to Deliver Shareholder Value & Drive Business Growth 5 1 2 3 More Balanced Business Mix Accelerate Asset - Light growth Continue to grow Asset - Based business Optimize Cost Structure Advance adoption of innovative technologies Expand Revenue Opportunities Deepen customer relationships Secure new customers ✓ ✓ ✓ ENHANCED SHAREHOLDER VALUE

ARCBEST’S CUSTOMER - LED APPROACH 6 5x Revenue per account is over 5X higher on cross - sold accounts 4x Profit per account is over 4X higher on cross - sold accounts 9% Retention rates are 9 percentage points higher on cross - sold accounts >60% Over 60% of our customers who use asset - light services also utilize our asset - based services >75% Over 75% of revenue came from digitally connected customers

ArcBest Balanced Capital Allocation 7 1) See the calculation of Consolidated Adjusted EBITDAR within the non - GAAP reconciliations in the Additional Information section o f this presentation. BALANCED CAPITAL STRATEGY SOLID FINANCIAL POSITION As of 12/31/21 RETURN OF CAPITAL TO SHAREHOLDERS GROWTH AND OPERATING INITIATIVES $125M Cash and S/T Investments ($101M Net Debt) 0.5x Debt Maintenance Debt to LTM EBITDAR (1) Total Liquidity $365M Acquired MoLo effective November 1, 2021 Investing in operational efficiencies and innovation Capital investments consistent with service initiatives and growth strategy • 2021 Net Capital Expenditures: $104M • Expected 2022 Net Capital Expenditures: $270M - $290M Announced Phantom Auto $25M investment in January 2022 Share Repurchase Program $42M Available in existing program $108M Share repurchases including the $100M ASR completed in January 2022 (Annual) $0.32 Dividend per Share

Key Metrics Q4 & FULL YEAR 2021 8 $1.2B ArcBest Consolidated Revenue 45% $102.2M Non - GAAP Operating Income (2) $2.79/diluted share Non - GAAP Net Income (2) 171% COMPANY FINANCIALS 1) Fourth quarter 2021 comparisons are to fourth quarter 2020, and full year 2021 comparisons are to full year 2020. 2) See non - GAAP reconciliation in the Additional Information section of this presentation. Q4 2021 (1) 159% $8.52/diluted share Non - GAAP Net Income (2) $4.0B ArcBest Consolidated Revenue 35% $318.1M Non - GAAP Operating Income (2) FULL YEAR 2021 (1) 149% 149%

Key Metrics Q4 & FULL YEAR 2021 9 ASSET - BASED 1) Fourth quarter 2021 comparisons are to fourth quarter 2020, and full year 2021 comparisons are to full year 2020. 2) See non - GAAP reconciliation in the Additional Information section of this presentation. Q4 2021 (1) FULL YEAR 2021 (1) $684M Revenue 23% per day $2.6B Revenue 24% per day Average Increase on Contract Renewals and Deferred Pricing Agreements 580 bps Daily Tonnage 5.1% Daily Shipments 1.5% Total Billed Revenue/CWT 17.3% 10 .. 2% $89.5M Non - GAAP Operating Profit (2) 86.9% Non - GAAP Operating Ratio (2) 680 bps improvement Average Increase on Contract Renewals and Deferred Pricing Agreements 410 bps Daily Tonnage 7.6% Daily Shipments 4.3% Total Billed Revenue/CWT 14.7% 7 .. 8% $288.3M Non - GAAP Operating Profit (2) 88.8% Non - GAAP Operating Ratio (2) 138% 156% 540 bps improvement

Key Metrics JAN 2022 10 Daily Billed Revenue Total Billed Rev/CWT ASSET - BASED Daily Tonnage Daily Shipments 22% 2% 1% 20% Total Billed Rev/Shipment 23% Total Weight/Shipment 3% JANUARY 2022 (1) PRELIMINARY 1) January 2022 comparisons are to January 2021.

Key Metrics Q4 2021 11 ASSET - LIGHT (1) JANUARY 2022 PRELIMINARY YOY (4) Daily Revenue 1) The ArcBest and FleetNet reportable segments, combined, represent Asset - Light operations. 2) Fourth quarter 2021 comparisons are to fourth quarter 2020, and full year 2021 comparisons are to full year 2020. 3) See non - GAAP reconciliation in the Additional Information section of this presentation. 4) Asset - Light ArcBest Operating Segment, excluding FleetNet .. January 2022 comparisons are to January 2021. 135% Q4 2021 (2) FULL YEAR 2021 (2) $541M Asset - Light Revenue 80% per day $1.6B Asset - Light Revenue Non - GAAP Operating Profit (3) 156% Adjusted EBITDA (3) $18.6M $16.4M 125% 193% Adjusted EBITDA (3) $64.0M $49.3M 163% Non - GAAP Operating Profit (3) MoLo contributed to the January year - over - year increases. As previously disclosed, the MoLo business is expected to operate at breakeven margin levels through most of 2022. Earnings accretion (before purchase accounting amortization) on the MoLo business is expected to begin in fourth quarter 2022. 59% per day

ESG

Environmental, Social And Corporate Governance

FULL YEAR 2021

- March 2021 – Awarded a Bronze medal for our 2021 sustainability rating by EcoVadis which put ArcBest in the top half of all companies and industries rated across the world
- April 2021 – Recognized as one of America's Best Employers for Diversity by Forbes and Statista
- May 2021 – Announced a $1 million investment in the Peak Innovation Center, a regional career and technology center in Fort Smith, AR
- 55% of new employees identified as diverse
- Conducted an ESG materiality assessment
- Released 2020 ESG Report
- Established GHG emissions measurement task force
- Added Corporate Social Responsibility Manager

4Q 2021

- Comparably 2021 Best Companies for Women – No. 8
- Comparably 2021 Best CEO Award
- 2021 SmartWay Excellence Award (ABF Freight, 5-time winner)
- DEI Roadmap introduced

JANUARY 2022

- Added ESG Program Manager
- Joined FreightWaves Carbon Emissions cohort

ArcBest
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Three - Point Strategy Continues to Deliver Shareholder Value & Drive Business Growth 13 1 2 3 More Balanced Business Mix Accelerate Asset - Light growth Continue to grow Asset - Based business Optimize Cost Structure Advance adoption of innovative technologies Expand Revenue Opportunities Deepen customer relationships Secure new customers ✓ ✓ ✓ ENHANCED SHAREHOLDER VALUE

UPDATED LONG - TERM FINANCIAL TARGETS 14 Driving Growth, Enhancing Efficiency, and Delivering Superior Returns for the Benefit of ArcBest Shareholders 2025 REVENUE OPERATING MARGIN ROCE (1) $7B - $8B 10% - 15% Asset - Based 4% - 6% Asset - Light (excluding FleetNet ) Exceed Long - Term Average of S&P 500 ArcBest: ArcBest: (Return on Capital Employed) 1) ROCE as defined as (Net Income + After - Tax Interest Expense) / (Average Total Debt + Average Common Equity). 2) The long - term ROCE is compiled by a third - party which includes returns of the S&P 500 over a 20 - year period. (2)

Q & A 15

16 Note: ArcBest Corporation reports its financial results in accordance with generally accepted accounting principles (“GAAP”) .. H owever, management believes that certain non - GAAP performance measures utilized for internal analysis provides analysts, investors, and others the same information that we use internally for purposes of assessing our core operating performance and provides meaningful comp ari sons between current and prior period results, as well as important information regarding performance trends. Accordingly, using t hes e measures improves comparability in analyzing our performance because it removes the impact of items from operating results that, in ma nag ement's opinion, do not reflect our core operating performance. Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. These financial measures should not be construed as better measurements than operating income, ope rat ing cash flow, net income or earnings per share, as determined under GAAP. Reconciliations of GAAP to Non - GAAP Financial Measures (Unaudited) ADDITIONAL INFORMATION

Reconciliations of GAAP to Non-GAAP Financial Measures
(Unaudited)

ARCBEST CORPORATION - CONSOLIDATED Millions ($000,000), except per share data	Three Months Ended 12/31/2021	Three Months Ended 12/31/2020	Twelve Months Ended 12/31/2021	Twelve Months Ended 12/31/2020
Operating Income				
Amounts on a GAAP basis	**$ 86.9**	**$ 30.3**	**$ 281.0**	**$ 98.3**
Innovative technology costs, pre-tax (1)	8.5	8.3	32.8	25.6
Purchase accounting amortization (2)	2.5	0.9	5.3	3.7
Transaction costs, pre-tax (3)	4.4	-	6.0	-
Gain on sale of subsidiary, pre-tax (4)	-	-	(6.9)	-
Non-GAAP amounts (5)	$ 102.2	$ 39.5	$ 318.1	$ 127.6
Net Income				
Amounts on a GAAP basis	**$ 65.5**	**$ 23.9**	**$ 213.5**	**$ 71.1**
Innovative technology costs, after-tax (includes related financing costs) (1)	6.4	6.3	24.9	19.6
Purchase accounting amortization (2)	1.8	0.7	3.9	2.8
Transaction costs, after-tax (3)	3.2	-	4.4	-
Gain on sale of subsidiary, after-tax (4)	-	-	(5.4)	-
Nonunion pension expense, including settlement expense, after-tax (6)	-	-	-	0.1
Life insurance proceeds and changes in cash surrender value	(1.2)	(2.1)	(4.1)	(2.3)
Tax expense (benefit) from vested RSUs (7)	(0.2)	-	(7.6)	0.5
Tax credits (8)	(1.5)	(1.3)	(1.5)	(1.3)
Non-GAAP amounts (5)	$ 73.9	$ 27.5	$ 228.0	$ 90.5
Diluted Earnings Per Share				
Amounts on a GAAP basis	**$ 2.47**	**$ 0.89**	**$ 7.98**	**$ 2.69**
Innovative technology costs, after-tax (includes related financing costs) (1)	0.24	0.24	0.93	0.74
Purchase accounting amortization (2)	0.07	0.03	0.15	0.11
Transaction costs, after-tax (3)	0.12	-	0.16	-
Gain on sale of subsidiary, after-tax (4)	-	-	(0.20)	-
Nonunion pension expense, including settlement expense, after-tax (6)	-	-	-	-
Life insurance proceeds and changes in cash surrender value	(0.05)	(0.08)	(0.15)	(0.09)
Tax expense (benefit) from vested RSUs (7)	(0.01)	-	(0.29)	0.02
Tax credits (8)	(0.06)	(0.05)	(0.06)	(0.05)
Non-GAAP amounts (5)	$ 2.79	$ 1.03	$ 8.52	$ 3.42

1) Represents costs associated with the freight handling pilot test program at ABF Freight and initiatives to optimize our performance through technological innovation, including costs related to our recently announced investment in human-centered remote operation software.
2) Represents the amortization of acquired intangible assets related to the November 1, 2021 acquisition of MoLo and previously acquired businesses in the ArcBest segment.
3) Transaction costs are associated with the acquisition of MoLo.
4) Gain relates to the sale of the labor services portion of ArcBest segment's moving business in second quarter 2021.
5) Non-GAAP amounts are calculated in total and may not foot due to rounding.
6) Represents pension settlement expense related to the Company's supplemental benefit plan.
7) The Company recognizes the tax impact for the vesting of share-based compensation resulting in excess tax expense (benefit).
8) Represents a research and development tax credit recognized in the tax provision during fourth quarter 2021 and 2020 which relates to the tax year ended February 28, 2021 and February 29, 2020, respectively.

ArcBest

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Reconciliations of GAAP to Non-GAAP Financial Measures

(Unaudited)

ASSET-LIGHT ADJUSTED EBITDA [1]	Three Months Ended December 31		Twelve Months Ended December 31	
	2021	2020	2021	2020
Total Asset-Light	*($ millions)*		*($ millions)*	
Operating Income	**$ 13.9**	**$ 5.5**	**$ 50.9**	**$ 13.0**
Depreciation and amortization [2]	4.7	2.8	13.0	11.3
Adjusted EBITDA [3]	$ 18.6	$ 8.3	$ 64.0	$ 24.4

CONSOLIDATED ADJUSTED EBITDAR [1]	Twelve Months Ended December 31, 2021
	($ millions)
Net Income	**$ 213.5**
Interest and other related financing costs	8.9
Income tax provision	63.6
Depreciation and amortization [2]	124.2
Amortization of share-based compensation	11.4
Amortization of actuarial losses of benefit plans and pension settlement expense	(0.5)
Rent expense	25.9
Transaction costs [4]	6.0
Consolidated Adjusted EBITDAR	$ 453.0

1) Adjusted EBITDA and EBITDAR are primary components of the financial covenants contained in ArcBest Corporation's Amended and Restated Credit Agreement. Management believes Adjusted EBITDA and EBITDAR to be relevant and useful information, as EBITDA and EBITDAR are standard measures commonly reported and widely used by analysts, investors, and others to measure financial performance and ability to service debt obligations. Furthermore, management uses Adjusted EBITDA and EBITDAR as key measures of performance and for business planning. However, these non-GAAP financial measures should not be construed as better measurements than operating income, operating cash flow, net income, or earnings per share, as determined under GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. Other companies may calculate EBITDA and EBITDAR differently; therefore, our Adjusted EBITDA and EBITDAR may not be comparable to similarly titled measures of other companies.
2) Includes amortization of intangibles associated with acquired businesses.
3) Adjusted EBITDA is calculated in total and may not foot due to rounding.
4) Transaction costs are associated with the acquisition of MoLo.

ArcBest

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Reconciliations of GAAP to Non-GAAP Financial Measures

(Unaudited)

Millions ($000,000)	Three Months Ended 12/31/2021		Three Months Ended 12/31/2020		Twelve Months Ended 12/31/2021		Twelve Months Ended 12/31/2020	
ASSET-BASED SEGMENT								
Operating Income								
Amounts on a GAAP basis	**$ 83.1**	**87.8%**	**$ 27.9**	**95.0%**	**$ 260.7**	**89.9%**	**$ 98.9**	**95.3%**
Innovative technology costs, pre-tax (1)	6.3	(0.9)	6.9	(1.3)	27.6	(1.1)	22.5	(1.1)
Non-GAAP amounts (2)	$ 89.5	86.9%	$ 34.9	93.7%	$ 288.3	88.8%	$ 121.3	94.2%
TOTAL ASSET-LIGHT								
Operating Income								
Amounts on a GAAP basis	**$ 13.9**	**97.4%**	**$ 5.5**	**98.2%**	**$ 50.9**	**96.7%**	**$ 13.0**	**98.7%**
Purchase accounting amortization (3)	2.5	(0.5)	0.9	(0.3)	5.3	(0.3)	3.7	(0.4)
Gain on sale of subsidiary, pre-tax (4)	-	-	-	-	(6.9)	0.4	-	-
Non-GAAP amounts (2)	$ 16.4	96.9%	$ 6.4	97.9%	$ 49.3	96.8%	$ 16.8	98.3%

ArcBest

1) Represents costs associated with the freight handling pilot test program at ABF Freight.
2) Non-GAAP amounts are calculated in total and may not foot due to rounding.
3) Represents the amortization of acquired intangible assets related to the November 1, 2021 acquisition of MoLo and previously acquired businesses in the ArcBest segment. Included in depreciation and amortization within ArcBest segment operating expenses.
4) Gain relates to the sale of the labor services portion of the ArcBest segment's moving business in second quarter 2021.

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